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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. ______________ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                              JANUS ADVISER SERIES
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

                 151 Detroit Street, Denver, Colorado 80206-4805
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                                  303-333-3863
                                  ------------
                (Registrant's Telephone No., including Area Code)

 Stephanie Grauerholz-Lofton -- 151 Detroit Street, Denver, Colorado 80206-4805
 ------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

--------------------------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         3) Filing Party:

--------------------------------------------------------------------------------
         4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.
SEC 1913 (04-05)

[Janus Capital Group Letterhead -- JGA Version]

Subject Line: Janus Files Definitive Proxy Statements with SEC

August XX, 2008

Dear Client:

Janus Capital Group Inc. announced this past July plans to purchase an additional 50% ownership interest in U.S. value manager, Perkins, Wolf, McDonnell and Company, LLC ("Perkins") which upon the closing of the deal Janus will own 80% of the Chicago-based investment firm.

The proposed deal, which is expected to close in the fourth quarter of 2008, is subject to the approval of new sub-advisory agreements and amended and restated investment advisory agreements by shareholders of the portfolios. As such, we want to notify you that we have filed definitive proxy statements with the SEC on August 27, 2008 that would seek shareholder approval of the new or amended agreements as applicable. For your convenience we've attached a chart summarizing the proposals shareholders are being asked to approve and the resulting changes once the deal closes.

Shareholders of the portfolios, as of August 20, 2008, can expect to receive their proxy documents beginning the week of September 8, 2008 at which time you will be able to review them as well. To view the proxy documents, please click here (link to DF King's site). The shareholder meeting is scheduled for October 30, 2008.

We consider it a privilege to manage your money and appreciate the continued confidence you've placed in Janus. If you have questions regarding the pending transaction or the resulting proposals, please contact a Janus representative at 1-877-33JANUS (52687).


Kind regards,
<<Insert name>>

PLEASE CONSIDER THE CHARGES, RISKS, EXPENSES AND INVESTMENT OBJECTIVES CAREFULLY BEFORE INVESTING OR RECOMMENDING TO CLIENTS FOR INVESTMENT. FOR A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION, PLEASE CALL JANUS AT 1-877-33JANUS (52687) OR DOWNLOAD THE FILE FROM JANUS.COM/INFO. READ IT CAREFULLY BEFORE YOU OR YOUR CLIENTS INVEST OR SEND MONEY.

There is no assurance that the investment process will consistently lead to successful investing.

Funds distributed by Janus Distributors LLC (08/08)

FOR INSTITUTIONAL INVESTOR USE ONLY / NOT FOR PUBLIC VIEWING OR DISTRIBUTION

C-0808-200 1-15-09

JANUS PROXY SUMMARY                                                  August 2008

Janus submitted a series of filings to the SEC associated with our intention to increase our ownership interest in Perkins, Wolf, McDonnell and Company, LLC ("Perkins") from 30% to 80%. Below is a summary of these filings.

                                                                          Amended
                                       New                              investment
                                   subadvisory      Addition of a        advisory
Proxies filed with the SEC that     agreement    performance fee to      agreement
shareholders will be asked to     between Janus  Fund's annual fund  between Janus and
approve:                           and Perkins   operating expenses      the Fund
--------------------------------------------------------------------------------------
Janus Adviser Small Company
Value Fund                              x                 x                  x
--------------------------------------------------------------------------------------
Janus Aspen Small Company Value
Portfolio                               x                 x                  x
--------------------------------------------------------------------------------------
Janus Small Cap Value Fund*             x                 x                  x
--------------------------------------------------------------------------------------
Janus Mid Cap Value Fund*               x                 -                  x
--------------------------------------------------------------------------------------
Janus Adviser Mid Cap Value Fund        x                 -                  x
--------------------------------------------------------------------------------------
Janus Aspen Mid Cap Value
Portfolio                               x                 -                  x
--------------------------------------------------------------------------------------
Janus/Perkins Mid Cap Value
Managed Account                         -                 -                  -
--------------------------------------------------------------------------------------

Below is what you can expect following the transaction:

                          Current                      After Transaction
--------------------------------------------------------------------------------------
Janus ownership interest
in Perkins                30%                          80%
--------------------------------------------------------------------------------------
Firm name                 Perkins, Wolf, McDonnell     Perkins Investment Management
                          and Company, LLC             LLC
--------------------------------------------------------------------------------------
Names of Small Cap Value
strategies                Janus Small Cap Value Fund*  Perkins Small Cap Value Fund*
--------------------------------------------------------------------------------------
                          Janus Adviser Small          Janus Adviser Perkins Small
                          Company Value Fund           Company Value Fund
--------------------------------------------------------------------------------------
                          Janus Aspen Small Company    Janus Aspen Perkins Small
                          Value Portfolio              Company Value Portfolio
--------------------------------------------------------------------------------------
Names of Mid Cap Value
strategies                Janus Mid Cap Value Fund*    Perkins Mid Cap Value Fund*
--------------------------------------------------------------------------------------
                          Janus Adviser Mid Cap        Janus Adviser Perkins Mid Cap
                          Value Fund                   Value Fund
--------------------------------------------------------------------------------------
                          Janus Aspen Mid Cap Value    Janus Aspen Perkins Mid Cap
                          Portfolio                    Value Portfolio
--------------------------------------------------------------------------------------
New products              -                            Janus Adviser Perkins Large Cap
                                                       Value Fund
--------------------------------------------------------------------------------------

PLEASE CONSIDER THE CHARGES, RISKS, EXPENSES AND INVESTMENT OBJECTIVES CAREFULLY BEFORE INVESTING OR RECOMMENDING TO CLIENTS FOR INVESTMENT. FOR A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION, PLEASE CALL JANUS AT 1-877-33JANUS (52687) OR JANUSINTECH INSTITUTIONAL AT 1-800-227-0486. READ IT CAREFULLY BEFORE YOU OR YOUR CLIENTS INVEST OR SEND MONEY.

*The investor and institutional shares of Janus Small Cap Value Fund (Perkins Small Cap Value Fund) and the institutional shares of Janus Mid Cap Value Fund (Perkins Mid Cap Value Fund) are closed to new investors.

JanusINTECH is the intermediary and institutional business arm of Janus Capital Group; Janus Capital Management, LLC serves as the investment adviser, and on certain products, and Perkins, Wolf, McDonnell and Company, LLC serves as the sub-adviser.

Janus Adviser Perkins Large Cap Value Fund is not currently available for investment.

Funds distributed by Janus Distributors LLC (8/08)

FOR INSTITUTIONAL INVESTOR USE ONLY/NOT FOR PUBLIC VIEWING OR DISTRIBUTION [ Janus logo ]